EXHIBIT 23.2





           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS



     As   independent   petroleum   consultants,   we  hereby   consent  to  the
incorporation of our Reports included in this Form 10-K into Snyder Oil Corporation's Registration Statements Nos. 33-34446, 33-45213, 33-54809, 33-64219, and 33-09877.

                                        NETHERLAND, SEWELL & ASSOCIATES, Inc.


                                        BY /s/ Clarence M. Netherland
                                          ----------------------------
                                          Clarence M. Netherland
                                          President

Dallas, Texas
February 27, 1998